FVIT SA-2

                      SUPPLEMENT DATED JULY 31, 2007 TO THE
             STATEMENT OF ADDITIONAL INFORMATION DATED MARCH 1, 2007
                                       OF
                         FRANKLIN VALUE INVESTORS TRUST
     (Franklin Balance Sheet Investment Fund, Franklin Large Cap Value Fund, Franklin MicroCap Value Fund, Franklin MidCap Value Fund, Franklin Small Cap
                                   Value Fund)

The Statement of Additional Information is amended as follows: I. For each of the Funds, the fundamental investment restrictions on pages 2 through 6 are replaced with the following:

 Each Fund may not:

 1. Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (1940 Act), or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the U.S. Securities and Exchange Commission (SEC).

 2. Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

 3. Make loans if, as a result, more than 33(1)/3% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. This limitation does not apply to (i) the lending of portfolio securities, (ii) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (iii) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.

 4. Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, and (ii) making, purchasing or selling real estate mortgage loans.

 5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) engaging in transactions involving currencies and futures contracts and options thereon or (ii) investing in securities or other instruments that are secured by physical commodities.

 6. Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

 7. Invest more than 25% of the Fund's net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

 8. Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the 1940 Act) if immediately after such investment (i) more than 5% of the value of the Fund's total assets would be invested in such issuer or (ii) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to such 5% and 10% limitations.

II. For Franklin MicroCap Value Fund, the first paragraph under "Non-Fundamental Investment Policies" on page 4 and, for Franklin Small Cap Value Fund, paragraph number 3 under "Non-Fundamental Investment Policies" on page 6 are deleted in their entirety.

III. For Franklin Balance Sheet Investment Fund, the first sentence of the third paragraph under "Restricted securities" on page 17 is amended to read as follows:

 The board of trustees has authorized each Fund to invest in restricted securities and to consider them liquid (and thus not subject to the 15% limitation on illiquid securities) to the extent the manager determines that there is a liquid institutional or other market for these securities.

               Please keep this supplement for future reference.